------------

EXHIBIT 23.1

------------

CONSENT OF INDEPENDENT AUDITOR

As independent auditors, we hereby consent to the use in this Form S-1

Registration Statement Pre-effective Amendment No. 5 of USURF America, Inc.

and subsidiaries (formally Internet Media Corporation) of our report dated

April 9, 1999 appearing in the prospectus, which is a part of such

Registration Statement, and to the reference to this firm under the heading

"Experts" in this Registration Statement.

/s/

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas

April 27, 2001